AbbVie Inc.
Key Product Revenues
Quarterly Trend Analysis a
(Unaudited, in millions)

	1Q19			2Q19			3Q19			4Q19			FY19			1Q20			2Q20
	U.S.	Int’l.	Total	U.S.	Int’l.	Total	U.S.	Int’l.	Total	U.S.	Int’l.	Total	U.S.	Int’l.	Total	U.S.	Int’l.	Total	U.S.	Int’l.	Total

NET REVENUES	$5,270	$2,558	$7,828	$5,964	$2,291	$8,255	$6,244	$2,235	$8,479	$6,429	$2,275	$8,704	$23,907	$9,359	$33,266	$6,158	$2,461	$8,619	$8,147	$2,278	$10,425

Immunology	3,215	1,231	4,446	3,835	1,083	4,918	3,977	1,064	5,041	4,195	971	5,166	15,222	4,349	19,571	4,004	1,085	5,089	4,399	917	5,316
Humira	3,215	1,231	4,446	3,793	1,077	4,870	3,887	1,049	4,936	3,969	948	4,917	14,864	4,305	19,169	3,656	1,047	4,703	3,974	863	4,837
Skyrizi	—	—	—	42	6	48	76	15	91	193	23	216	311	44	355	266	34	300	289	41	330
Rinvoq	—	—	—	—	—	—	14	—	14	33	—	33	47	—	47	82	4	86	136	13	149

Hematologic Oncology	934	239	1,173	1,003	265	1,268	1,184	294	1,478	1,230	317	1,547	4,351	1,115	5,466	1,167	382	1,549	1,246	345	1,591
Imbruvica[b]	829	193	1,022	886	213	1,099	1,042	215	1,257	1,073	223	1,296	3,830	844	4,674	966	266	1,232	1,055	233	1,288
Venclexta	105	46	151	117	52	169	142	79	221	157	94	251	521	271	792	201	116	317	191	112	303

Aesthetics	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	330	151	481
Botox Cosmetic*	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	147	79	226
Juvederm Collection*	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	56	57	113
Other Aesthetics*	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	127	15	142

Neuroscience	22	89	111	24	91	115	26	91	117	25	93	118	97	364	461	25	99	124	596	138	734
Botox Therapeutic*	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	254	43	297
Vraylar*	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	192	—	192
Duodopa	22	89	111	24	91	115	26	91	117	25	93	118	97	364	461	25	99	124	25	93	118
Ubrelvy*	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	22	—	22
Other Neuroscience*	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	103	2	105

Eye Care	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	274	143	417
Lumigan/Ganfort*	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	35	41	76
Alphagan/Combigan*	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	47	22	69
Restasis*	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	138	6	144
Other Eye Care*	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	54	74	128

Women's Health	13	—	13	18	1	19	27	—	27	33	1	34	91	2	93	30	1	31	142	5	147
Lo Loestrin*	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	78	2	80
Orilissa/Oriahnn	13	—	13	18	1	19	27	—	27	33	1	34	91	2	93	30	1	31	30	1	31
Other Women's Health*	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	34	2	36

Other Key Products	1,003	425	1,428	1,024	425	1,449	1,017	370	1,387	976	367	1,343	4,020	1,587	5,607	910	363	1,273	878	271	1,149
Mavyret	403	387	790	396	384	780	368	327	695	306	322	628	1,473	1,420	2,893	234	325	559	146	230	376
Creon	227	—	227	257	—	257	265	—	265	292	—	292	1,041	—	1,041	276	—	276	252	—	252
Lupron	191	38	229	168	41	209	187	43	230	174	45	219	720	167	887	195	38	233	167	38	205
Linzess/Constella*	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	130	3	133
Synthroid	182	—	182	203	—	203	197	—	197	204	—	204	786	—	786	205	—	205	183	—	183

a Net revenues include Allergan product revenues from the date of the acquisition, May 8, 2020, through June 30, 2020.
b Reflects profit sharing for Imbruvica international revenues.
* Represents product(s) acquired as part of the Allergan acquisition.

AbbVie Inc.
Key Product Revenues
Quarterly Comparable Historical Trend Analysis a, b
(Unaudited, in millions)

	1Q19			2Q19			3Q19			4Q19			FY19			1Q20			2Q20
	U.S.	Int’l.	Total	U.S.	Int’l.	Total	U.S.	Int’l.	Total	U.S.	Int’l.	Total	U.S.	Int’l.	Total	U.S.	Int’l.	Total	U.S.	Int’l.	Total

NET REVENUES	$8,031	$3,359	$11,390	$9,130	$3,137	$12,267	$9,334	$3,069	$12,403	$9,751	$3,192	$12,943	$36,246	$12,757	$49,003	$9,018	$3,151	$12,169	$9,119	$2,423	$11,542

Immunology	3,215	1,231	4,446	3,835	1,083	4,918	3,977	1,064	5,041	4,195	971	5,166	15,222	4,349	19,571	4,004	1,085	5,089	4,399	917	5,316
Humira	3,215	1,231	4,446	3,793	1,077	4,870	3,887	1,049	4,936	3,969	948	4,917	14,864	4,305	19,169	3,656	1,047	4,703	3,974	863	4,837
Skyrizi	—	—	—	42	6	48	76	15	91	193	23	216	311	44	355	266	34	300	289	41	330
Rinvoq	—	—	—	—	—	—	14	—	14	33	—	33	47	—	47	82	4	86	136	13	149

Hematologic Oncology	934	239	1,173	1,003	265	1,268	1,184	294	1,478	1,230	317	1,547	4,351	1,115	5,466	1,167	382	1,549	1,246	345	1,591
Imbruvica[c]	829	193	1,022	886	213	1,099	1,042	215	1,257	1,073	223	1,296	3,830	844	4,674	966	266	1,232	1,055	233	1,288
Venclexta	105	46	151	117	52	169	142	79	221	157	94	251	521	271	792	201	116	317	191	112	303

Aesthetics	648	353	1,001	737	357	1,094	646	358	1,004	742	413	1,155	2,773	1,481	4,254	587	250	837	386	178	564
Botox Cosmetic*	230	147	377	252	176	428	238	166	404	272	183	455	992	672	1,664	213	114	327	151	89	240
Juvederm Collection*	129	158	287	157	173	330	135	144	279	167	181	348	588	656	1,244	108	113	221	59	69	128
Other Aesthetics*	289	48	337	328	8	336	273	48	321	303	49	352	1,193	153	1,346	266	23	289	176	20	196

Neuroscience	780	185	965	903	192	1,095	923	189	1,112	1,005	198	1,203	3,611	764	4,375	919	192	1,111	955	155	1,110
Botox Therapeutic*	403	94	497	454	99	553	439	93	532	469	103	572	1,765	389	2,154	402	89	491	367	60	427
Vraylar*	148	—	148	201	—	201	241	—	241	291	—	291	881	—	881	285	—	285	343	—	343
Duodopa	22	89	111	24	91	115	26	91	117	25	93	118	97	364	461	25	99	124	25	93	118
Ubrelvy*	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	13	—	13	27	—	27
Other Neuroscience*	207	2	209	224	2	226	217	5	222	220	2	222	868	11	879	194	4	198	193	2	195

Eye Care	505	292	797	594	327	921	577	313	890	610	319	929	2,286	1,251	3,537	607	283	890	494	230	724
Lumigan/Ganfort*	70	85	155	69	91	160	69	89	158	79	96	175	287	361	648	81	81	162	61	75	136
Alphagan/Combigan*	91	38	129	98	41	139	94	40	134	95	43	138	378	162	540	92	37	129	83	35	118
Restasis*	248	10	258	315	12	327	300	10	310	331	18	349	1,194	50	1,244	314	11	325	254	9	263
Other Eye Care*	96	159	255	112	183	295	114	174	288	105	162	267	427	678	1,105	120	154	274	96	111	207

Women's Health	230	8	238	262	10	272	280	11	291	285	13	298	1,057	42	1,099	219	9	228	223	6	229
Lo Loestrin*	129	3	132	150	3	153	167	3	170	161	5	166	607	14	621	114	3	117	136	3	139
Orilissa/Oriahnn	13	—	13	18	1	19	27	—	27	33	1	34	91	2	93	30	1	31	30	1	31
Other Women's Health*	88	5	93	94	6	100	86	8	94	91	7	98	359	26	385	75	5	80	57	2	59

Other Key Products	1,181	430	1,611	1,231	430	1,661	1,237	377	1,614	1,216	374	1,590	4,865	1,611	6,476	1,103	370	1,473	966	274	1,240
Mavyret	403	387	790	396	384	780	368	327	695	306	322	628	1,473	1,420	2,893	234	325	559	146	230	376
Creon	227	—	227	257	—	257	265	—	265	292	—	292	1,041	—	1,041	276	—	276	252	—	252
Lupron	191	38	229	168	41	209	187	43	230	174	45	219	720	167	887	195	38	233	167	38	205
Linzess/Constella*	178	5	183	207	5	212	220	7	227	240	7	247	845	24	869	193	7	200	218	6	224
Synthroid	182	—	182	203	—	203	197	—	197	204	—	204	786	—	786	205	—	205	183	—	183

a Comparable historical net revenues include total revenues for all reported periods for both AbbVie and Allergan products as if the acquisition closed on January 1, 2019.
b All historically reported Allergan revenues have been recast to conform to AbbVie's revenue recognition accounting policies and reporting conventions for certain rebates and discounts. Historically reported Allergan revenues also exclude Zenpep and Viokace product revenues, which were both divested as part of the acquisition, as well as specified items.
c Reflects profit sharing for Imbruvica international revenues.
* Represents product(s) acquired as part of the Allergan acquisition.

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